UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2012

SEARS HOLDINGS CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-51217	20-1920798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Beverly Road Hoffman Estates, Illinois		60179
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (847) 286-2500

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously reported, on November 13, 2012 (the “Distribution Date”), Sears Holdings Corporation (“Sears Holdings”) distributed common shares of Sears Canada Inc. (“Sears Canada”) on a pro rata basis to Sears Holdings’ stockholders of record as of the close of business on November 1, 2012 (the “Record Date”). However, as previously disclosed, holders of Sears Holdings’ shares of restricted stock issued pursuant to the Sears Holdings Corporation 2006 Stock Plan that were unvested as of the Record Date (“Unvested Shares”) did not receive common shares of Sears Canada with respect to their Unvested Shares.

On November 30, 2012, the Compensation Committee of the Board of Directors of Sears Holdings approved for each holder of Unvested Shares a cash award in lieu of any and all rights such holder may have had to receive common shares of Sears Canada with respect to their Unvested Shares, subject to the same vesting requirements and other terms for the Unvested Shares to which the cash award is attributable. The cash awards represent the right to receive on the applicable vesting date a cash payment (before tax withholding) from Sears Holdings equal to the value of the common shares of Sears Canada that would have been distributed to the holder of Unvested Shares, calculated on the basis of the volume-weighted average price per common share of Sears Canada on the Toronto Stock Exchange for the 10 trading-day period immediately following the Distribution Date, converted into United States dollars.

The following table shows the aggregate amount of the cash awards, subject to vesting, received by each of the following executive officers who were named in Sears Holdings’ 2012 proxy statement:

Name and Principal Position	Cash Award (USD)
Louis J. D’Ambrosio Chief Executive Officer and President	$280,538.43

Ronald D. Boire Executive Vice President, Chief Merchandising Officer and President, Sears Full Line Stores & Kmart Formats	$364,130.12

Robert A. Schriesheim Executive Vice President and Chief Financial Officer	$288,143.45

Dane A. Drobny Senior Vice President, General Counsel and Corporate Secretary	$40,282.50

William K. Phelan Senior Vice President, Finance	$16,215.93

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Form of Cash Award – Addendum to Restricted Stock Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEARS HOLDINGS CORPORATION

By:	/s/ Robert A. Riecker

Robert A. Riecker Vice President, Controller and Chief Accounting Officer

Date: November 30, 2012

Exhibit Index

10.1	Form of Cash Award – Addendum to Restricted Stock Award Agreement